Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Financial Instruments and Risk Management	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT:
Our financial assets are comprised primarily of cash and cash equivalents, A/R, and derivatives used for hedging purposes. Our financial liabilities are comprised primarily of A/P, certain accrued and other liabilities, the Term Loans, borrowings under the Revolver, lease obligations, and derivatives. Subsequent to initial recognition, we record the majority of our financial assets and liabilities at amortized cost except for derivative assets and liabilities, which we measure at fair value.
    Cash and cash equivalents are comprised of the following:

	December 31
	2019	2020
Cash	$446.3	$447.0
Cash equivalents	33.2	16.8
	$479.5	$463.8
Our current portfolio of cash equivalents consists of bank deposits. The majority of our cash and cash equivalents are held with financial institutions each of which had at December 31, 2020 a Standard and Poor’s short-term rating of A-1 or above.
Financial risk management objectives:
We have exposures to a variety of financial risks through our operations. We regularly monitor these risks and have established policies and business practices to mitigate the adverse effects of these potential exposures. We have used derivative financial instruments, such as foreign currency forward and swap contracts, as well as interest rate swap agreements, to reduce the effects of some of these risks. We do not enter into or trade financial instruments, including derivative financial instruments, for speculative purposes.
(a)    Currency risk:
Due to the global nature of our operations, we are exposed to exchange rate fluctuations on our financial instruments denominated in various currencies. The majority of our currency risk is driven by operational costs, including income tax expense, incurred in local currencies by our subsidiaries. As part of our risk management program, we attempt to mitigate currency risk through a hedging program using forecasts of our anticipated future cash flows and balance sheet exposures denominated in foreign currencies. We enter into foreign currency forward contracts and swaps, generally for periods of up to 12 months, to lock in the exchange rates for future foreign currency transactions, which is intended to reduce the foreign currency risk related to our operating costs and future cash flows denominated in local currencies. While these contracts are intended to reduce the effects of fluctuations in foreign currency exchange rates on our operating costs and cash flows, our hedging strategy does not mitigate the longer-term impacts of changes to foreign exchange rates. Although our functional currency is the U.S. dollar, currency risk on our income tax expense arises as we are generally required to file our tax returns in the local currency for each particular country in which we have operations. While our hedging program is designed to mitigate currency risk vis-à-vis the U.S. dollar, we remain subject to taxable foreign exchange impacts in our translated local currency financial results relevant for tax reporting purposes.

We cannot predict changes in currency exchange rates, the impact of exchange rate changes on our operating results, nor the degree to which we will be able to manage the impact of currency exchange rate changes. Such changes, including negative impacts on currency exchange rates related to the COVID-19 pandemic, could have a material effect on our business, results of operations and financial condition.

Our major currency exposures at December 31, 2020 are summarized in U.S. dollar equivalents in the following table. The local currency amounts have been converted to U.S. dollar equivalents using spot rates at December 31, 2020.

	Canadian dollar	Euro	Thai baht	Chinese renminbi
Cash and cash equivalents	$16.0	$9.6	$1.2	$8.7
A/R	2.5	52.4	—	11.0
Income taxes and value-added taxes receivable	18.5	1.4	1.4	5.4
Other financial assets	1.6	0.8	0.3	0.3
Pension and non-pension post-employment liabilities	(79.4)	(0.5)	(18.3)	(1.4)
Income taxes and value-added taxes payable	—	(0.2)	(4.8)	(11.4)
A/P and certain accrued and other liabilities and provisions	(99.3)	(35.8)	(36.7)	(46.1)

Net financial assets (liabilities)	$(140.1)	$27.7	$(56.9)	$(33.5)
Foreign currency risk sensitivity analysis:
The financial impact of a one-percentage point strengthening or weakening of the following currencies against the U.S. dollar for our financial instruments denominated in such non-functional currencies is summarized in the following table as at December 31, 2020. The financial instruments impacted by a change in exchange rates include our exposures to the above financial assets or liabilities denominated in non-functional currencies and our foreign exchange forward contracts and swaps.

	Canadian dollar	Euro	Thai baht	Chinese renminbi
	Increase (decrease)
1% Strengthening
Net earnings	$—	$(0.1)	$(0.1)	$(0.2)
OCI	1.1	(0.1)	0.7	0.4
1% Weakening
Net earnings	—	0.1	0.1	0.2
OCI	(1.0)	0.1	(0.7)	(0.3)
(b)    Interest rate risk:
    Borrowings under the Credit Facility bear interest at specified rates, plus specified margins. See note 12. Our borrowings under this facility at December 31, 2020 totaled $470.4 (December 31, 2019 — $592.3), comprised of an aggregate of $470.4 under the Term Loans (December 31, 2019 — $592.3), and other than ordinary course letters of credit (described below), no amounts outstanding under the Revolver (December 31, 2019 — other than ordinary course letters of credit, no amounts outstanding under the Revolver). Such borrowings expose us to interest rate risk due to the potential variability of market interest rates. Without accounting for the interest rate swaps described below, a one-percentage point increase in these rates would increase interest expense, based on outstanding borrowings of $470.4 as at December 31, 2020, by $4.7 annually.
    As part of our risk management program, we attempt to mitigate interest rate risk through interest rate swaps. In order to partially hedge against our exposure to interest rate variability on the Initial Term Loan, we entered into 5-year agreements in August 2018 (Initial Swaps) with a syndicate of third-party banks to swap the variable interest rate (based on LIBOR plus a margin) with a fixed rate of interest for $175.0 of the total borrowings under the Initial Term Loan. The Initial Swaps expire in August 2023. In December 2018, we entered into 5-year agreements with a syndicate of third-party banks (Incremental Swaps) to swap the variable interest rate (based on LIBOR plus a margin) with a fixed rate of interest for $175.0 of the total borrowings under the Incremental Term Loan. The Incremental Swaps expire in December 2023. In June 2020, we entered into additional interest rate swap agreements with two third-party banks (Additional Swaps) to swap the variable interest rate with a fixed rate of interest on $100.0 of borrowings under our Initial Term Loan, effective upon expiration of the Initial Swaps, in order to continue to hedge our exposure to interest rate variability on such amount for 10 months after the expiration of the Initial Swaps. The Additional Swaps expire in June 2024. We have the option to cancel up to $75.0 of the notional amount of the Initial Swaps commencing in August 2021, and up to $75.0 of the notional amount of the Incremental Swaps commencing in December 2020. The options to cancel are aligned with our risk management strategy for the Term Loans as they allow us to make voluntary prepayments of outstanding amounts without premium or penalty, subject to certain conditions. In December 2020, we exercised the option to cancel $75.0 of the notional amount of the Incremental Swaps in full (increasing the unhedged amount under the Incremental Term Loan by a corresponding amount, and leaving $100.0 of Incremental Swaps in place for outstanding borrowings under the Incremental Term Loan). The cancelled portion of the Incremental Swaps was remeasured to its fair value on the date of cancellation and as a result, no gain or loss was incurred upon cancellation. The terms of the interest rate swap agreements with respect to the floating market rate and the interest payment dates match that of the underlying debt, such that any hedge ineffectiveness is not expected to be significant. At December 31, 2020, the interest rate risk related to $195.4 of borrowings under the Credit Facility was unhedged, consisting of unhedged amounts outstanding under the Term Loans ($120.4 under the Initial Term Loan and $75.0 under the Incremental Term Loan) and no amounts outstanding (other than ordinary course letters of credit) under the Revolver (December 31, 2019 — $242.3, consisting of unhedged amounts outstanding under the Term Loans and no amounts outstanding (other than ordinary course letters of credit) under the Revolver). A one-percentage point increase in applicable interest rates would increase interest expense, based on the outstanding borrowings under the Credit Facility at December 31, 2020, and including the impact of our interest rate swap agreements, by $2.0 annually.
    We obtain third-party valuations of the swaps under the interest rate swap agreements. The valuations of the swaps are primarily measured through various pricing models or discounted cash flow analyses that incorporate observable market parameters, such as interest rate yield curves and volatility, and credit risk adjustments. The valuations of the interest rate swaps are measured primarily based on Level 2 data inputs of the fair value measurement hierarchy. The unrealized portion of the hedge gain or loss of the swaps is recorded in other comprehensive income. The realized portion of the hedge gain or loss of the swaps is released from accumulated OCI and recognized under finance costs in our consolidated statement of operations in the respective interest payment periods. At December 31, 2020, the fair value of our interest rate swap agreements was a net unrealized loss of $16.5 which we recorded in other non-current liabilities on our consolidated balance sheet. As we have swapped $275.0 of our borrowings under the Term Loans from floating to fixed rates as at December 31, 2020, the financial impact of a 25 basis point increase in the floating market interest rate would decrease the net unrealized loss by $1.3 and a 25 basis point decrease in the floating interest rate would increase our unrealized loss on the interest rate swaps by $0.8.

Global reform of major interest rate benchmarks is currently underway, including the anticipated replacement of some IBORs (including LIBOR) with alternative nearly risk-free rates. See note 2, "Recently issued accounting standards and amendments." There remains uncertainty over the timing and methods of transition to such alternate rates.
We have obligations under our Credit Facility, lease arrangements, derivative instruments, and financing and discounting programs that are indexed to LIBOR (LIBOR Agreements). The interest rates under these agreements are subject to change when and if LIBOR ceases to exist. Our Credit Facility provides that when the administrative agent, the majority of lenders or we determine that LIBOR is unavailable or being replaced, then we and the administrative agent may amend the underlying credit agreement to reflect a successor rate. Once LIBOR becomes unavailable, if no successor rate has been established, applicable loans under the Credit Facility will convert to Base Rate loans. Certain of our other LIBOR Agreements also specify a successor rate once LIBOR ceases to exist, while the remaining LIBOR Agreements will require amendment. While we expect that reasonable alternatives to LIBOR will be implemented in advance of its cessation date, we cannot assure that this will be the case. If LIBOR is no longer available and the alternative reference rate is higher, interest rates under the affected LIBOR Agreements would increase, which would adversely impact our interest expense, A/R discount charges, and our results of operations and cash flows.
Our variable rate Term Loans are partially hedged with interest rate swap agreements (as of December 31, 2020 — 58% hedged with a notional amount of $275.0). Hedge ineffectiveness could result due to the cessation of LIBOR, in particular where such agreements transition under the International Swaps and Derivative Association (ISDA) protocols using a different spread adjustment as compared to the underlying hedged debt.

We will continue to monitor developments with respect to the cessation of LIBOR, and will evaluate potential impacts on our LIBOR Agreements, processes, systems, risk management methodology and valuations, financial reporting, taxes, and financial results. However, we are currently unable to predict when the publication of LIBOR will cease, nor what the future replacement rate or consequences on our operations or financial results will be.

(c)    Credit risk:
Credit risk refers to the risk that a counterparty may default on its contractual obligations resulting in a financial loss to us. We believe our credit risk of counterparty non-performance continues to be relatively low, notwithstanding the impact of COVID-19. We are in regular contact with our customers, suppliers and logistics providers, and to date have not experienced significant counterparty non-performance. However, if a key supplier (or any company within such supplier's supply chain) or customer experiences financial difficulties or fails to comply with their contractual obligations, which may occur, among other reasons, as a result of the continuing pandemic, this could result in a significant financial loss to us. We would also suffer a significant financial loss if an institution from which we purchased foreign currency exchange contracts or swaps, interest rate swaps, or annuities for our pension plans defaults on their contractual obligations. With respect to our financial market activities, we have adopted a policy of dealing only with credit-worthy counterparties to help mitigate the risk of financial loss from defaults. We monitor the credit risk of the counterparties with whom we conduct business, through a combined process of credit rating reviews and portfolio reviews. To attempt to mitigate the risk of financial loss from defaults under our foreign currency forward contracts and swaps, and our interest rate swaps, our contracts are held by counterparty financial institutions, each of which had a Standard and Poor’s rating of A-2 or above at December 31, 2020. In addition, we maintain cash and short-term investments in highly-rated investments or on deposit with major financial institutions. Each financial institution with which we had our A/R sales program and our SFPs had a Standard and Poor’s short-term rating of A-2 or above and a long-term rating of A- or above at December 31, 2020. Each financial institution from which annuities have been purchased for the defined benefit component of our Canadian pension plan had a Standard and Poor’s long-term rating of A+ or above at December 31, 2020. In addition, the financial institutions from which annuities have been purchased for the defined benefit component of our U.K. Main pension plan are governed by local regulatory bodies.
    We also provide unsecured credit to our customers in the normal course of business. Customer exposures that potentially subject us to credit risk include our A/R, inventory on hand, and non-cancellable purchase orders in support of customer demand. From time to time, we extend the payment terms applicable to certain customers, and/or provide longer payment terms when deemed commercially reasonable. Longer payment terms, which have become more prevalent, could adversely impact our working capital requirements, and increase our financial exposure and credit risk. We attempt to mitigate customer credit risk by monitoring our customers’ financial condition and performing ongoing credit evaluations as appropriate. In certain instances, we obtain letters of credit or other forms of security from our customers. We may also purchase credit insurance from a financial institution to reduce our credit exposure to certain customers. We consider credit risk in determining our allowance for doubtful accounts, and we believe that such allowance, as adjusted from time to time, is adequate. The carrying amount of financial assets recorded in our consolidated financial statements, net of our allowance for doubtful accounts, represents our estimate of maximum exposure to credit risk. In light of COVID-19, we assessed the financial stability and liquidity of our customers in Q1 2020. We also enhanced the monitoring of, and/or developed plans intended to mitigate, the limited number of identified exposures in Q1 2020, which enhancements and plans remain in effect. No significant adjustments were made to our allowance for doubtful accounts during 2020 in connection with our ongoing assessments and monitoring initiatives. At December 31, 2020, 1% of our gross A/R were over 90 days past due (2019 — approximately 2% ). A/R are net of an allowance for doubtful accounts of $5.0 at December 31, 2020 (December 31, 2019 — $4.2).

(d)    Liquidity risk:
Liquidity risk is the risk that we may not have cash available to satisfy our financial obligations as they come due. The majority of our financial liabilities recorded in accounts payable, accrued and other current liabilities and provisions are due within 90 days. We manage liquidity risk by maintaining a portfolio of liquid funds and investments and having access to a revolving credit facility, uncommitted intraday and overnight bank overdraft facilities, an A/R sales program and our SFPs. Since our A/R sales program and the SFPs are each on an uncommitted basis, there can be no assurance that any participant bank will purchase any of the A/R that we wish to sell thereunder. However, we believe that cash flow from operating activities, together with cash on hand, cash from permitted sales of A/R, and borrowings available under the Revolver and potentially available under uncommitted intraday and overnight bank overdraft facilities, are sufficient to fund our currently anticipated financial obligations, and will remain available in the current environment.
Fair values:
We estimate the fair value of each class of financial instruments. The carrying values of cash and cash equivalents, our A/R, A/P, accrued liabilities and provisions, and our borrowings under the Revolver approximate the fair values of these financial instruments due to the short-term nature of these instruments. The carrying value of the Term Loans approximate their fair value as they bear interest at a variable market rate. The fair values of foreign currency contracts are estimated using generally accepted valuation models based on a discounted cash flow analysis with inputs of observable market data, including currency rates and discount factors. Discount factors are adjusted by our own credit risk or the credit risk of the counterparty, depending on whether the fair values are in liability or asset positions, respectively. We obtained third-party valuations of the swaps under our interest rate swap agreements. The valuations of the swaps are primarily measured through various pricing models or discounted cash flow analyses that incorporate observable market parameters, such as interest rate yield curves and volatility, and credit risk adjustments, and are based on Level 2 data inputs of the fair value measurement hierarchy (described below).
Fair value measurements:
In the table below, we have segregated our financial assets and liabilities that are measured at fair value, based on the inputs used to determine fair value at the measurement date. The three levels within the fair value hierarchy, based on the reliability of inputs, are as follows:
•    Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities;
•    Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly (i.e. prices) or indirectly (i.e. derived from prices); and
•    Level 3 inputs are inputs for the asset or liability that are not based on observable market data (i.e. unobservable inputs).

	December 31, 2019		December 31, 2020
	Level 1	Level 2	Level 1	Level 2
Assets:
Foreign currency forwards and swaps	$—	$7.4	$—	$29.4

Liabilities:
Interest rate swaps	$—	$(12.1)	$—	$(16.5)
Foreign currency forwards and swaps	—	(2.9)	—	(6.1)
	$—	$(15.0)	$—	$(22.6)
See note 19 for the input levels used to measure the fair value of our pension assets. Foreign currency forward and swap contracts are valued using an income approach, by comparing the current quoted market forward rates to our contract rates and discounting the values with appropriate market observable credit risk adjusted rates. We have not valued any of the financial instruments described in the table above using Level 3 (unobservable) inputs. There were no transfers of fair value measurements between Level 1 and Level 2 of the fair value hierarchy in 2020 or 2019.
Currency derivatives and hedging activities:
    We enter into foreign currency forward contracts to hedge our cash flow exposures and foreign currency swaps to hedge our balance sheet exposures. At December 31, 2020 and 2019, we had foreign currency forwards and swaps to trade U.S. dollars in exchange for the following currencies:

As at December 31, 2020 Currency	Contract amount of U.S. dollars	Weighted average exchange rate in U.S. dollars	Maximum period in months	Fair value gain/(loss)
Canadian dollar	$230.8	0.76	12	$11.7
Thai baht	107.7	0.03	12	4.7
Malaysian ringgit	48.7	0.24	12	1.6
Mexican peso	20.1	0.05	12	1.6
British pound	0.8	1.33	4	0.1
Chinese renminbi	44.0	0.15	12	2.8
Euro	39.5	1.21	10	(1.5)
Romanian leu	28.6	0.23	12	2.0
Singapore dollar	27.5	0.73	12	1.0
Japanese yen	8.0	0.01	4	(0.2)
Korean won	6.9	0.0009	1	(0.5)
Total (i)	$562.6			$23.3
(i)     As of December 31, 2020, approximately two-thirds of the fair values of our currently outstanding foreign currency forward contracts related to effective cash flow hedges where we applied hedge accounting, and the remainder were related to economic hedges where we recorded the changes in the fair values of those currency forward contracts through the consolidated statement of operations.

As at December 31, 2019 Currency	Contract amount of U.S. dollars	Weighted average exchange rate in U.S. dollars	Maximum period in months	Fair value gain/(loss)
Canadian dollar	$195.6	0.76	12	$2.1
Thai baht	98.8	0.03	12	2.1
Malaysian ringgit	54.1	0.24	12	0.4
Mexican peso	22.4	0.05	12	0.9
British pound	2.2	1.29	4	0.1
Chinese renminbi	48.8	0.14	12	(0.7)
Euro	26.1	1.12	12	(0.5)
Romanian leu	33.5	0.23	12	0.1
Singapore dollar	23.9	0.74	12	0.2
Other	18.5	—	4	(0.2)
Total	$523.9			$4.5
At December 31, 2020, the fair value of our outstanding contracts was a net unrealized gain of $23.3 (December 31, 2019 — net unrealized gain of $4.5), resulting from fluctuations in foreign exchange rates between the contract execution and the period-end date. Changes in the fair value of hedging derivatives to which we apply cash flow hedge accounting, to the extent effective, are deferred in accumulated OCI until the expenses or items being hedged are recognized in our consolidated statement of operations. Any hedge ineffectiveness, which at December 31, 2020 was not significant, is recognized immediately in our consolidated statement of operations. At December 31, 2020, we recorded $29.4 of derivative assets in other current assets and $6.1 of derivative liabilities in accrued and other current liabilities (December 31, 2019 — $7.4 of derivative assets in other current assets and $2.9 of derivative liabilities in accrued and other current liabilities).
Certain foreign currency forward and swap contracts to trade U.S. dollars do not qualify as hedges, most significantly certain Canadian dollar contracts, and we mark these contracts to market each period in our consolidated statement of operations. See note 2(p).